Exhibit 10.1

RESPONSE TO NOTICE OF COMMITMENT INCREASE REQUEST

February 11, 2026

Sumitomo Mitsui Banking Corporation

277 Park Avenue

New York, NY 10172

Attention: Anthony Tirelli

Phone: 646-521-2389

Re:	Golub Capital Private Credit Fund (the “Company”)

Ladies and Gentlemen:

We refer to (a) that certain Senior Secured Revolving Credit Agreement, dated as of September 6, 2023 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of May 6, 2024, that certain Second Amendment to Senior Secured Revolving Credit Agreement, dated as of July 24, 2024, that certain Third Amendment to Senior Secured Revolving Credit Agreement, dated as of November 22, 2024, and that certain Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of June 26, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Lenders and Issuing Banks from time to time party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of February 11, 2026, provided by the Company to the Administrative Agent (the “Notice”).

By returning to us an executed counterpart hereof, the Administrative Agent indicates its agreement to a Commitment Increase Date of February 11, 2026, notwithstanding the requirement in Section 2.08(e)(i) of the Credit Agreement that the Commitment Increase Date be no earlier than three Business Days after delivery of notice by the Company.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this response (this “Response Letter”) to confirm that each of the Company and Sumitomo Mitsui Banking Corporation (the “Increasing Lender”) agrees that, effective upon the satisfaction of the conditions set forth in Sections 2.08(e)(i) and (ii) of the Credit Agreement, the Multicurrency Commitment of the Increasing Lender under the Credit Agreement shall increase, as of the date hereof, from $162,500,000 to $212,500,000 as of the date hereof. The Increasing Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby.

This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g. PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter. This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Section 9.09(b) (Submission to Jurisdiction), Section 9.09(c) (Waiver of Venue) and Section 9.09(d) (Service of Process) of the Credit Agreement are incorporated into this Response Letter as if fully set forth herein, mutatis mutandis. The parties hereto hereby agree that this Response Letter is an Incremental Assumption Agreement and a Loan Document.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RESPONSE LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS RESPONSE LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[Signature pages follow]

Very truly yours,

SUMITOMO MITSUI BANKING CORPORATION,
as Increasing Lender

By: /s/ Shane Klein
Name: Shane Klein
Title: Managing Director

golub capital private credit fund

By: /s/ Christopher C. Ericson
Name: Christopher C. Ericson
Title: Chief Financial Officer and Treasurer

ACKNOWLEDGED, ACCEPTED

AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,

as Administrative Agent

By: /s/ Shane Klein

Name: Shane Klein

Title: Managing Director